VENERABLE VARIABLE INSURANCE TRUST

Venerable US Large Cap Strategic Equity Fund

SUPPLEMENT DATED SEPTEMBER 30, 2026, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2026

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated April 29, 2026, of the Venerable US Large Cap Strategic Equity Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

Effective immediately, the following changes are being made to the Fund’s Summary Prospectus, Prospectus and SAI:

I.	Vaneet Chadra of Franklin Advisers, LLC no longer serves as a member of the team responsible for the day-to-day management of the Fund. All references to Vaneet Chadra in the Fund’s Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

II.	The below table in the sub-section titled “Portfolio Managers” under the section titled “Sub-Adviser” in the Fund’s Summary Prospectus and in the Fund Summary section of the Prospectus is deleted in its entirety and replaced with the following:

Name	Title	Date Began Managing the Fund
Nick Hooten, CFA	Senior Vice President, Regional Head of Client Investment Solutions	September 2024
Jacqueline Hurley Kenney, CFA	Senior Vice President, Portfolio Manager, Head of Direct Implementation	September 2024
Eric Johnson, CFA	Vice President, Senior Research Analyst	September 2026

III.	The below table in the section of the SAI titled “FT” under “OPERATION OF THE TRUST – PORTFOLIO MANAGERS.” is deleted in its entirety and replaced with the following:

Other Accounts Managed by FT Portfolio Managers and Assets Under Management in the Accounts as of August 31, 2026

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Albert Chan[1]	18	$23,792.51	9	$1,812.57	39	$2,748.65	$28,353.72
Bryant Dieffenbacher	6	$6,238.89	8	$2,055.49	2	$47.83	$8,342.22
Eric C. Johnson	1	$148.65	0	$0	3	$253.14	$401.79
Glenn I Voyles	7	$6,494.39	12	$3,262.84	4	$91.71	$9,848.94
Jacqueline Hurley Kenney	15	$19,534.57	30	$2,655.35	6	$1,830.84	$24,020.77
Jesse Hurwitz[2]	1	$1,036.22	2	$160.27	7	$2,486.04	$3,682.53
Jon G. Belk	3	$1,736.18	3	$326.52	3	$91.69	$2,154.39
Josh Lohmeier	4	$6,252.64	6	$2,137.29	12	$3,609.32	$11,999.25
Mike Salm[3]	26	$40,495.01	33	$25,572.06	28	$11,684.10	$77,751.17
Nick Hooten	5	$7,254.01	0	$0	0	$0	$7,254.01
Patrick A. Klein[4]	22	$28,821.77	8	$1,956.05	16	$5,183.97	$35,961.80
Rob Salvin	7	$6,787.18	10	$3,010.79	9	$3,740.93	$13,538.89
Thomas A Nelson[5]	55	$29,044.04	89	$29,931.57	324	$8,228.74	$67,204.34
Tina Chou	10	$10,760.69	2	$405.25	0	$0	$11,165.94

(1)  Albert Chan manages 1 'Other Type of Account' with a fee based on performance, with an assets under management ("AUM") of $440.92 million as of 8/31/26.

(2)  Jesse Hurwitz manages 1 'Other Types of Account' with a fee based on performance, with an AUM of $1,325.80 million as of 8/31/26.

(3)  Mike Salm manages 1 'Pooled Investment Vehicle' and 5 'Other Types of Accounts' with fees based on performance, with an AUM of $21.59 million and $4,637.97 million respectively, as of 8/31/26.

(4)  Patrick Klein manages 2 'Other Types of Accounts' with a fee based on performance, with an AUM of $1,766.72 million as of 8/31/26.

(5)  Thomas Nelson manages 1 'Other Type of Account' with a fee based on performance, with an AUM of $0.18 million as of 8/31/26.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE